Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 of Cadence Design Systems, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lip-Bu Tan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lip-Bu Tan
Lip-Bu Tan President and Chief Executive Officer (Principal Executive Officer) Date: February 23, 2012

A signed original of this written statement required by Section 906 has been provided to Cadence Design Systems, Inc. and will be retained by Cadence and furnished to the Securities and Exchange Commission or its staff upon request.